EXHIBIT 1


====================================================================================================================================
NOMURA SECURITIES INTERNATIONAL, INC. (212) 667-1545                                           Commercial Mortgage-Backed Securities
====================================================================================================================================
                                              MegaDealSM VI - $895,196,535                              All information as of
                                                  Structural Term Sheet                                12/02/96 11:48 AM unless
                                                                                                          otherwise noted.
------------------------------------------------------------------------------------------------------------------------------------


Public Securities:
------------------
               Ratings           Initial      Initial    Price/      Avg.     Mod.    Principal   Prin. Win   DSCR     LTV
Class    S&P/ Moody's/Fitch      Balance      Coupon*    Spread      Life     Dur.     Window       Graph    Implied Implied   Sub.
------------------------------------------------------------------------------------------------------------------------------------
A-1A           AAA/Aaa/        $ 94,311,998    6.69%     101-16      3.94     3.30     1/1997 -    [GRAPHIC    2.93     34%     33%
                                               fixed     +45-48                        11/2003      OMITTED]**
------------------------------------------------------------------------------------------------------------------------------------
A-1B          AAA/Aaa/         $333,473,178    6.83%     101-16      6.91     5.36      Bullet     [GRAPHIC    2.93     34%     33%
                                               fixed     +60-64                        11/2003      OMITTED]**
------------------------------------------------------------------------------------------------------------------------------------
A-1C           AAA/Aaa/        $171,996,502    6.98%     101-16      9.56     6.78    11/2003 -    [GRAPHIC    2.93     34%     33%
                                               fixed     +70-75                        10/2007      OMITTED]**
------------------------------------------------------------------------------------------------------------------------------------
A-2            AA/Aa1/         $ 35,807,861    6.90%     101-16     10.82     7.38      Bullet     [GRAPHIC    2.76     36%     29%
                                                wac      +85-90                        10/2007      OMITTED]**
------------------------------------------------------------------------------------------------------------------------------------
A-3             /Aa2/          $ 35,807,861    6.95%     101-16     10.82     7.36      Bullet     [GRAPHIC    2.61     38%     25%
                                                wac      +90-95                        10/2007      OMITTED]**
------------------------------------------------------------------------------------------------------------------------------------
A-4             /A2/A          $ 44,759,826    7.00%     101-16     10.82     7.35      Bullet     [GRAPHIC    2.45     41%     20%
                                                wac     +95-100                        10/2007      OMITTED]**
------------------------------------------------------------------------------------------------------------------------------------
A-5             /A3/A-         $ 22,379,913    7.05%     101-16     10.82     7.33      Bullet     [GRAPHIC    2.38     42%    17.5%
                                                wac     +100-105                       10/2007      OMITTED]**
------------------------------------------------------------------------------------------------------------------------------------
A-6          BBB/Baa2/BBB      $ 49,235,809    7.24%     101-16     10.87     7.28    10/2007 -    [GRAPHIC    2.23     45%     12%
                                                wac     +115-120                       12/2007      OMITTED]**
------------------------------------------------------------------------------------------------------------------------------------
A-7            / /BBB-         $ 71,615,722    7.54%     101-16     13.15     8.03    12/2007 -    [GRAPHIC    2.04     49%     4%
                                                wac     +150-160                        8/2011      OMITTED]**
------------------------------------------------------------------------------------------------------------------------------------
CS-1          AAA/AAAr         $ 94,311,998    1.49%      5-09      2.48c     2.19     1/1997 -    [GRAPHIC
            Moody's, S&P     $4.9 mm Proceeds   wac     +175-200                       11/2003      OMITTED]**
--------------------------------------------------------------------------------------------------------------
CS-2          AAA/AAAr         $333,473,178    1.36%      7-27      3.51c     3.09     1/1997 -    [GRAPHIC
            Moody's, S&P    $26.2 mm Proceeds   wac     +175-200                       11/2003      OMITTED]**
--------------------------------------------------------------------------------------------------------------
CS-3             AAA           $431,603,494    1.09%      8-04      5.44c     4.48     1/1997 -    [GRAPHIC
               Moody's      $32.2 mm Proceeds   wac     +200-225                        8/2011      OMITTED]**
--------------------------------------------------------------------------------------------------------------
Private Securities:
-------------------
-----------------------------------------------------------------------------------------------------------------------------
B-1              BB            $35,806,865     8.19%                14.66     7.78      Bullet     [GRAPHIC    1.96     51%
                Fitch                            wac                                    8/2011      OMITTED]*
-----------------------------------------------------------------------------------------------------------------------------

*  Coupon will be adjusted monthly for actual day count.
** Prin. Win Graph depicted in hard copy (see p. 4).

Issue:

Asset Securitization Corporation Commercial Mortgage Pass-Through Certificates, Series 1996-MD VI

The Certificates:                         $895,196,535 fixed rate CMBS

Rating Agencies:                          Fitch Investors Service,
                                          Moody's Investors Service,
                                          Standard & Poors

Lock Out:                                 99.6% locked out through term.

Cut-Off Date:                             December  17, 1996

Closing Date:                             December  17, 1996

First Payment Date:                       January  13, 1996

Scheduled Final Distribution Date:        November 13, 2026

Servicer:                                 AMRESCO Mgt., Inc.

Trustee:                                  LaSalle National Bank

Fiscal Agent:                             ABN AMRO Bank N.V.

Advancing:                                Yes-Through liquidation

Minimum Denomination:                     $100,000

Delivery:                                 DTC,CEDEL,Euroclear

Web Site:                                 http://www.nomurany.com
                                          Account Name: cmbs

A hard copy is available upon request.

--------------------------------------------------------------------------------
   [LOGO] NOMURA              Prospective investors are advised to carefully
  12/3/96 DIRECT.DOC          read, and should rely solely on, the final
      BF by JFS  S-24         prospectus and prospectus supplement (the "Final
        RP       S-8          Prospectus") relating to the securities referred
                              to herein in making their investment decision.
                              This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structure and collateral information contained herein is preliminary and it is anticipated that such information will change.
                              Any information contained herein will be more fully described in, and will be fully superseded by, the description of the collateral and structure in the prospectus supplement and Final
                              Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Nomura Securities International, Inc. ("Nomura") believes to be reliable, Nomura makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value, the actual rate or timing of principal payments or prepayments on the underlying assets or the performance characteristics of the securities. Nomura and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, Nomura may act as an underwriter of such securities, and Nomura and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN
                              SHOULD BE CONSIDERED AN OFFER TO SELL OR
                              SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
                              All appraised values were obtained from appraisals conducted within the past year.

--------------------------------------------------------------------------------

====================================================================================================================================
NOMURA SECURITIES INTERNATIONAL, INC. (212) 667-1545                                           Commercial Mortgage-Backed Securities
====================================================================================================================================
                                              MegaDealSM VI - $895,196,535                              All information as of
                                                  Collateral Term Sheet                                12/02/96 11:48 AM unless
                                                                                                          otherwise noted.
------------------------------------------------------------------------------------------------------------------------------------


The Loans:
------------------------------------------------------------------------------------------------------------------------------------
                       Cut-off Loan                                                                            Balloon  Lockout Eff.
       Property           Amount         Type              Props       NCF        Rate     Amort   DSCR   LTV    LTV*    Term   Term
------------------------------------------------------------------------------------------------------------------------------------
Prime Retail*          358,748,252   Factory Outlet          16     55,811,194      **      360    2.03   50%    46%      84     84
------------------------------------------------------------------------------------------------------------------------------------
HGI                     99,217,643   Factory Outlet           5     16,946,108    9.06%     360    1.76   55%    51%     120    120
------------------------------------------------------------------------------------------------------------------------------------
Palmer Square           36,000,000   Office/Retail/ Hotel     4      6,862,075    8.09%     300    2.04   51%    41%     129    132
------------------------------------------------------------------------------------------------------------------------------------
Marriott               266,000,000   Full Service Hotels      4     55,876,956    8.22%     240    2.06   49%    35%     132    132
------------------------------------------------------------------------------------------------------------------------------------
Columbia Sussex        135,230,640   Full Service Hotels     12     24,808,887    8.87%     240    1.71   57%    26%     180    180
------------------------------------------------------------------------------------------------------------------------------------
                Total: 895,196,535                           41    160,305,219              304    1.96   51%    40%     118    119

* The $40 mm Expansion Escrow for the Prime loan is not included in the DSCR, LTV and Balloon LTV calculations.
** Prime rate for years 1-2 is 1 month LIBOR + 151, the rate for years 3 - 7 is 7.78%.

The Collateral
--------------

--------------------------------------------------------------------------------
Property Type               # of Props         Cut-off Loan Amount    % of Pool
--------------------------------------------------------------------------------
Factory Outlet                  21                 417,937,845            51%
--------------------------------------------------------------------------------
Hotel                           16                 401,230,640            45%
--------------------------------------------------------------------------------
Office/ Retail/Hotel             4                  36,000,000             4%
--------------------------------------------------------------------------------
                                41                 855,168,485           100%


                           Geographic Diversification

                               [GRAPHIC OMITTED]

    [MAP OF THE CONTINENTAL UNITED STATES SHOWING THE BORDERS OF THE STATES]

  [THE FOLLOWING FIGURES IN THE FOLLOWING TABLE WERE PRESENT ON THE MAP OF THE
                                 UNITED STATES]

                   AL ..................................     1%
                   CA ..................................    12%
                   CO ..................................     6%
                   FL ..................................     9%
                   GA ..................................     3%
                   IL ..................................     3%
                   IN ..................................     1%
                   KY ..................................     3%
                   LA ..................................    12%
                   MD ..................................     2%
                   MI ..................................     1%
                   MS ..................................     2%
                   MO ..................................     1%
                   NE ..................................     1%
                   NJ ..................................     7%
                   NY ..................................     3%
                   NC ..................................     1%
                   OH ..................................     3%
                   PA ..................................     8%
                   TX ..................................    21%

o 41 Properties
o 20 States


--------------------------------------------------------------------------------
   [LOGO] NOMURA              Prospective investors are advised to carefully
  12/3/96 DIRECT.DOC          read, and should rely solely on, the final
      BF by JFS  S-24         prospectus and prospectus supplement (the "Final
         RP      S-8          Prospectus") relating to the securities referred
                              to herein in making their investment decision.
                              This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structure and collateral information contained herein is preliminary and it is anticipated that such information will change.
                              Any information contained herein will be more fully described in, and will be fully superseded by, the description of the collateral and structure in the prospectus supplement and Final
                              Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Nomura Securities International, Inc. ("Nomura") believes to be reliable, Nomura makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value, the actual rate or timing of principal payments or prepayments on the underlying assets or the performance characteristics of the securities. Nomura and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, Nomura may act as an underwriter of such securities, and Nomura and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN
                              SHOULD BE CONSIDERED AN OFFER TO SELL OR
                              SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
                              All appraised values were obtained from appraisals conducted within the past year.

--------------------------------------------------------------------------------

====================================================================================================================================
NOMURA SECURITIES INTERNATIONAL, INC. (212) 667-1545                                           Commercial Mortgage-Backed Securities
====================================================================================================================================
                                              MegaDealSM VI - $895,196,535                              All information as of
                                                  Collateral Term Sheet                                12/02/96 11:48 AM unless
                                                                                                          otherwise noted.
------------------------------------------------------------------------------------------------------------------------------------


Call Protection:
     1/97             1      2      3      4      5      6      7      8      9     10      11      12      13      14      15

Prime Retail====================================================
HGI==================================================================================
Palmer Square====================================================================== free
Marriott=======================================================================================
Columbia Sussex===============================================================================================================

Note:  Chart shows lock-out to the effective term of each loan.


Underwriting:
                         Principal             Manager                             Cross
Loan Pool                Repayment             Removal          Lock Box       Collateralization                 Reporting
------------------------------------------------------------------------------------------------------------------------------------
Prime Retail         Effective Balloon           YES             Hard                YES                Monthly, Quarterly & Yearly
------------------------------------------------------------------------------------------------------------------------------------
HGI                  Effective Balloon           YES             Hard                YES                Monthly, Quarterly & Yearly
------------------------------------------------------------------------------------------------------------------------------------
Palmer Square        Effective Balloon           YES             Hard*               N/A                Monthly, Quarterly & Yearly
------------------------------------------------------------------------------------------------------------------------------------
Marriott             Effective Balloon            NO             NA**                YES                    Quarterly & Yearly
------------------------------------------------------------------------------------------------------------------------------------
Columbia Sussex      Effective Balloon           YES             Hard                YES                     Monthly & Yearly
------------------------------------------------------------------------------------------------------------------------------------

* If the DSCR is greater than 1.80X, the borrower has the option to put up a 2 month debt service reserve instead of a lockbox.
** There is no lockbox required as long as Marriott's credit rating remains "A" or better.

Definitions:
Effective Balloon:       At the anticipated repayment date, if the Borrower
                         fails to repay the loan, while not an event of default, 100% of the cash flows from the properties are trapped to pay down the remaining principal balance. In addition, the interest rate steps up and additional interest in excess of the initial interest rate accrues and is deferred until the principal has been reduced to zero. Thereafter, all such cash flows will be applied to the reduction of deferred additional interest.

Manager Removal:         In general, upon default by Borrower under the Mortgage
                         Loan or dropping below some preset DSCR standard.

Lock Box:                Hard Lock Box requires revenues to be payable by the
                         tenants directly to a cleaning account which is swept into a collection account maintained by the servicer.
                         In the case of Hotel Loans, all credit card receipts go directly to a cleaning account while the manager is required to deposit all other revenues into a cleaning account which is swept into the collection account.


--------------------------------------------------------------------------------
   [LOGO] NOMURA              Prospective investors are advised to carefully
  12/3/96 DIRECT.DOC          read, and should rely solely on, the final
      BF by JFS   S-24        prospectus and prospectus supplement (the "Final
         RP       S-8         Prospectus") relating to the securities referred
                              to herein in making their investment decision.
                              This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structure and collateral information contained herein is preliminary and it is anticipated that such information will change.
                              Any information contained herein will be more fully described in, and will be fully superseded by, the description of the collateral and structure in the prospectus supplement and Final
                              Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Nomura Securities International, Inc. ("Nomura") believes to be reliable, Nomura makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value, the actual rate or timing of principal payments or prepayments on the underlying assets or the performance characteristics of the securities. Nomura and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, Nomura may act as an underwriter of such securities, and Nomura and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN
                              SHOULD BE CONSIDERED AN OFFER TO SELL OR
                              SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
                              All appraised values were obtained from appraisals conducted within the past year.

--------------------------------------------------------------------------------

====================================================================================================================================
NOMURA SECURITIES INTERNATIONAL, INC. (212) 667-1545                                           Commercial Mortgage-Backed Securities
====================================================================================================================================
                                              MegaDealSM VI - $895,196,535                              All information as of
                                                  Collateral Term Sheet                                12/02/96 11:48 AM unless
                                                                                                          otherwise noted.
------------------------------------------------------------------------------------------------------------------------------------


The hard copy version of this document displays a graph depicting
 Principal Bonds' Cash Flows (Principal Only) and has been modified for this EDGAR filing as a table of the same information as follows:

       1996  1997  1998  1999  2000  2001  2002  2003  2004  2005  2006  2007  2008  2009  2010  2011
-----------------------------------------------------------------------------------------------------

B1 =   ____ _____ _____ _____ _____ _____ _____ _____ _____ _____ _____                          $35.81
A7 =                                                                    $16.66 $6.63 $7.28 $7.96 $33.09
A6 =   ____ _____ _____ _____ _____ _____ _____ _____ _____ _____ _____ $49.24
A5 =   ____ _____ _____ _____ _____ _____ _____ _____ _____ _____ _____ $22.38 _____ _____ _____
A4 =   ____ _____ _____ _____ _____ _____ _____ _____ _____ _____ _____ $44.76 _____ _____ _____ _____
A3 =   ____ _____ _____ _____ _____ _____ _____ _____ _____ _____ _____ $35.81 _____ _____ _____ _____
A2 =   ____ _____ _____ _____ _____ _____ _____ _____ _____ _____ _____ $35.81 _____ _____ _____ _____
A1C=   ____ _____ _____ _____ _____ _____ _____ $2.79$14.93$16.39$108.57$29.31 _____ _____ _____ _____
A1B=   ____ _____ _____ _____ _____ _____ _____ $333.47_____ _____ _____ _____ _____ _____ _____ _____
A1A=        $7.03$11.99$13.04$13.97$15.41$16.75 $16.11 _____ _____ _____ _____ _____ _____ _____ _____

The hard copy version of this document displays a graph depicting
 Loan Principal Cash Flows and has been modified for this EDGAR filing as a table of the same information as follows:


       1996  1997  1998  1999  2000  2001  2002  2003  2004  2005  2006  2007  2008  2009  2010  2011
-----------------------------------------------------------------------------------------------------

Prime
Retail ____ $4.22 $4.55 $3.39 $3.60 $3.97 $4.30 $334.97_____ _____ _____ _____ _____ _____ _____ _____

Palmer
Square ____ $0.42 $0.46 $0.50 $0.53 $0.59 $0.64 $0.69 $0.74 $0.81 $0.88 $29.74 _____ _____ _____ _____

HGI    ____ $0.54 $0.60 $0.65 $0.69 $0.78 $0.86 $0.94 $1.00 $1.13 $92.07 _____ _____ _____ _____ _____

MHP2   ____ $0.38 $5.20 $5.65 $6.08 $6.67 $7.24 $7.87 $8.50 $9.29 $10.09$199.03 _____ _____ _____ _____

Columbia
Sussex ____ $2.47 $2.70 $2.95 $3.20 $3.53 $3.86 $4.22 $4.59 $5.05 $5.52 $6.04  $6.58 $7.22 $7.90 $69.60







--------------------------------------------------------------------------------
   [LOGO] NOMURA              Prospective investors are advised to carefully
  12/3/96 DIRECT.DOC          read, and should rely solely on, the final
      BF by JFS   S-24        prospectus and prospectus supplement (the "Final
         RP       S-8         Prospectus") relating to the securities referred
                              to herein in making their investment decision.
                              This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structure and collateral information contained herein is preliminary and it is anticipated that such information will change.
                              Any information contained herein will be more fully described in, and will be fully superseded by, the description of the collateral and structure in the prospectus supplement and Final
                              Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Nomura Securities International, Inc. ("Nomura") believes to be reliable, Nomura makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value, the actual rate or timing of principal payments or prepayments on the underlying assets or the performance characteristics of the securities. Nomura and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, Nomura may act as an underwriter of such securities, and Nomura and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN
                              SHOULD BE CONSIDERED AN OFFER TO SELL OR
                              SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
                              All appraised values were obtained from appraisals conducted within the past year.

--------------------------------------------------------------------------------

====================================================================================================================================
NOMURA SECURITIES INTERNATIONAL, INC. (212) 667-1545                                           Commercial Mortgage-Backed Securities
====================================================================================================================================
                                              MegaDealSM VI - $895,196,535                              All information as of
                                                  Collateral Term Sheet                                12/02/96 11:48 AM unless
                                                                                                          otherwise noted.
------------------------------------------------------------------------------------------------------------------------------------


================================================================================
                                  Prime Retail
================================================================================
                           Original         Current
Principal Balance:         $359,000,000     $358,748,252

Origination Date:                            October 31, 1996

Interest Rate:                               1mo LIBOR+151 Yrs 1-2
                                             7.782%   Yrs 3-7
Amortization:                                360 mos.

Effective Maturity:                          84 mos.

Call Protection:                             Locked out for Eff. Term

Release of Collateral:
o    Defeasance of 125% of the allocated loan balance
o DSCR greater than the initial DSCR and the DSCR immediately preceding the release.

Net Cash Flow:                               $55,811,194
                                             Adjusted as of 10/96

Debt Service Coverage Ratio:                 2.03X


Appraised Value:                             $642,530,000

Loan to Value:                               50%

Loan Per Square Foot:                        $71.67

Cross-Collateralization/Default:             Fully Crossed

The Borrower:

o The borrower is a special purpose limited partnership substantially controlled by Prime Retail, Inc., a publicly traded REIT ("PRME").

The Properties:

o 16 factory outlet centers located in 12 different states and comprising over 4.4 million square feet.
o    The Collateral represents substantially all of Prime's wholly owned assets.
o The weighted average occupancy of the pool is 93% and includes such national tenants as Polo, Nike, Ann Taylor, J. Crew, Reebok, Brooks Brothers, Levi's and Coach.

                                                            Occ.
Property           Location             Square Feet        11/96
--------------------------------------------------------------------------------
Grove City         Grove City, PA       415,670             100%
--------------------------------------------------------------------------------
San Marcos         San Marcos, TX       419,126              98%
--------------------------------------------------------------------------------
Castle Rock        Castle Rock, CO      369,220              99%
--------------------------------------------------------------------------------
Gulf Coast         Ellenton, FL         340,656              98%
--------------------------------------------------------------------------------
Ohio               Jeffersonville, OH   308,941              96%
--------------------------------------------------------------------------------
Rocky Mountain     Loveland, CO         328,358             100%
--------------------------------------------------------------------------------
Magnolia Bluff     Darien, GA           299,249              82%
--------------------------------------------------------------------------------
Gainesville        Gainesville, TX      315,627              93%
--------------------------------------------------------------------------------
Gulfport           Gulfport, MS         251,239              90%
--------------------------------------------------------------------------------
Huntley            Huntley, IL          280,112              81%
--------------------------------------------------------------------------------
Florida Keys       Florida City, FL     207,131              90%
--------------------------------------------------------------------------------
Kansas City        Odessa, MO           190,589             100%
--------------------------------------------------------------------------------
Indiana            Daleville, IN        209,090              87%
--------------------------------------------------------------------------------
Nebraska Crossing  Gretna, NE           191,544              96%
--------------------------------------------------------------------------------
Coral Isle         Naples, FL           126,595              99%
--------------------------------------------------------------------------------
Triangle           Morrisville, NC      193,837              89%
--------------------------------------------------------------------------------
           Totals:                    4,446,984
--------------------------------------------------------------------------------

Management:

     The properties are managed by Prime Retail.

Up Front Reserves:                      $174,608
On-Going Cap. Ex. Reserve:              $0.20/sf

Expansion Escrow:                    $40,000,000

The up-front reserve will be released provided there is a minimum NOI based on leases in place with national tenants who have been in place for at least 3 months. In addition, the borrower must provide a "no downgrade" letter from the rating agencies.


Collection Account:                Hard Lock Box

Removal of Manager:

o    Event of a default
o    DCSR drops below 1.15X.

Reporting Requirements:

o    Certified monthly and quarterly property operating statements
o    Annual audited financial statements



--------------------------------------------------------------------------------
   [LOGO] NOMURA              Prospective investors are advised to carefully
  12/3/96 DIRECT.DOC          read, and should rely solely on, the final
      BF by JFS   S-24        prospectus and prospectus supplement (the "Final
         RP       S-8         Prospectus") relating to the securities referred
                              to herein in making their investment decision.
                              This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structure and collateral information contained herein is preliminary and it is anticipated that such information will change.
                              Any information contained herein will be more fully described in, and will be fully superseded by, the description of the collateral and structure in the prospectus supplement and Final
                              Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Nomura Securities International, Inc. ("Nomura") believes to be reliable, Nomura makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value, the actual rate or timing of principal payments or prepayments on the underlying assets or the performance characteristics of the securities. Nomura and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, Nomura may act as an underwriter of such securities, and Nomura and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN
                              SHOULD BE CONSIDERED AN OFFER TO SELL OR
                              SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
                              All appraised values were obtained from appraisals conducted within the past year.

--------------------------------------------------------------------------------

====================================================================================================================================
NOMURA SECURITIES INTERNATIONAL, INC. (212) 667-1545                                           Commercial Mortgage-Backed Securities
====================================================================================================================================
                                              MegaDealSM VI - $895,196,535                              All information as of
                                                  Collateral Term Sheet                                12/02/96 12:18 PM unless
                                                                                                          otherwise noted.
------------------------------------------------------------------------------------------------------------------------------------


                     Year     Allocated      Appraised      U/W Cash    TTM NOI as
Property             Built   Loan Amount       Value          flow        of 9/96       1995 NOI
----------------------------------------------------------------------------------------------------
Grove City**          1993      36,200,000     78,300,000     6,315,022     7,012,071      5,138,799
----------------------------------------------------------------------------------------------------
San Marcos            1990      34,650,000     64,000,000     5,937,324     6,700,253      6,457,605
----------------------------------------------------------------------------------------------------
Castle Rock           1992      31,500,000     61,000,000     5,488,196     6,951,159      6,745,118
----------------------------------------------------------------------------------------------------
Gulf Coast            1991      25,800,000     44,500,000     4,600,710     4,705,420      4,590,387
----------------------------------------------------------------------------------------------------
Ohio                  1993      23,250,000     42,000,000     4,034,904     4,488,735      4,402,280
----------------------------------------------------------------------------------------------------
Loveland              1994      23,000,000     46,000,000     4,072,208     4,387,100      3,661,941
----------------------------------------------------------------------------------------------------
Magnolia Bluff        1995      22,200,000     45,500,000     3,583,869     3,610,613      1,816,721
----------------------------------------------------------------------------------------------------
Gainesville           1993      21,000,000     41,000,000     3,734,676     4,753,672      4,677,293
----------------------------------------------------------------------------------------------------
Gulfport              1995      17,500,000     30,000,000     3,143,492     2,764,821        484,312
----------------------------------------------------------------------------------------------------
Huntley               1994      15,600,000     36,900,000     2,706,209     3,011,931      2,676,251
----------------------------------------------------------------------------------------------------
Florida Keys          1994      13,700,000     28,200,000     2,369,767     2,579,221      2,731,432
----------------------------------------------------------------------------------------------------
Kansas City           1995      12,800,000     39,500,000     2,335,213     2,831,484      1,154,062
----------------------------------------------------------------------------------------------------
Indiana               1994      12,500,000     29,000,000     2,159,869     2,436,238      2,189,745
----------------------------------------------------------------------------------------------------
Nebraska Crossing     1993      10,300,000     18,630,000     1,842,044     2,219,757      2,245,991
----------------------------------------------------------------------------------------------------
Coral Isle            1991       9,500,000     18,000,000     1,674,634     1,831,318      1,851,199
----------------------------------------------------------------------------------------------------
Triangle              1985       9,500,000     20,000,000     1,813,056     1,794,860      1,594,547
----------------------------------------------------------------------------------------------------
             Totals:           319,000,000*   642,530,000    55,811,194    62,078,653     52,417,683
----------------------------------------------------------------------------------------------------
*  Total Allocated Loan Amount does not include  $40,000,000 of expansion escrow.
----------------------------------------------------------------------------------------------------


Lease Expiration Analysis:

--------------------------------------------------------------------------------
    Year     # of     Occupied   % of Occ SF    Annualized     % of ABR
              Leases      SF                     Base Rent
--------------------------------------------------------------------------------
1996            14    30,864          0.7%      $    420,447      0.7%
1997            93    283,116         6.4%      $  3,808,214      6.5%
1998           142    447,809        10.1%      $  6,692,747     11.4%
1999           213    698,611        15.7%      $ 10,130,995     17.2%
2000           291    929,270        20.9%      $ 14,006,454     23.8%
2001           211    693,765        15.6%      $ 10,561,929     17.9%
2002            77    255,195         5.7%      $  3,701,651      6.3%
2003            24    153,718         3.5%      $  2,013,236      3.4%
2004            37    224,123         5.0%      $  2,716,648      4.6%
2005            38    215,402         4.8%      $  2,779,014      4.7%
2006             5    72,213          1.7%      $    868,910      1.5%
2010             1    22,176          0.5%      $    210,672      0.4%
2011             3    60,524          1.4%      $    384,399      0.7%
2016             1    3,590           0.1%      $     46,670      0.1%
MTM             14    47,496          1.1%      $    513,654      0.9%
vacant         103    305,112         6.9%              --         --
--------------------------------------------------------------------------------
Total:              4,141,872                     58,855,639
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
   [LOGO] NOMURA              Prospective investors are advised to carefully
  12/3/96 DIRECT.DOC          read, and should rely solely on, the final
      BF by JFS   S-24        prospectus and prospectus supplement (the "Final
          RP      S-8         Prospectus") relating to the securities referred
                              to herein in making their investment decision.
                              This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structure and collateral information contained herein is preliminary and it is anticipated that such information will change.
                              Any information contained herein will be more fully described in, and will be fully superseded by, the description of the collateral and structure in the prospectus supplement and Final
                              Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Nomura Securities International, Inc. ("Nomura") believes to be reliable, Nomura makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value, the actual rate or timing of principal payments or prepayments on the underlying assets or the performance characteristics of the securities. Nomura and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, Nomura may act as an underwriter of such securities, and Nomura and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN
                              SHOULD BE CONSIDERED AN OFFER TO SELL OR
                              SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
                              All appraised values were obtained from appraisals conducted within the past year.

--------------------------------------------------------------------------------

====================================================================================================================================
NOMURA SECURITIES INTERNATIONAL, INC. (212) 667-1545                                           Commercial Mortgage-Backed Securities
====================================================================================================================================
                                              MegaDealSM VI - $896,300,000                              All information as of
                                                  Collateral Term Sheet                                12/02/96 11:48 AM unless
                                                                                                          otherwise noted.
------------------------------------------------------------------------------------------------------------------------------------


================================================================================
                                       HGI
================================================================================

                           Original         Current
                           --------         -------
Principal Balance:         $99,300,000      $99,217,643

Origination Date:          October, 1996

Interest Rate:             9.06%

Amortization:              360 months

Effective Maturity:        120 months

Call Protection:           Locked out for Eff. Term

Release of Collateral:

o    Defeasance of 125% of the allocated loan balance

o DSCR greater than the initial DSCR and the DSCR immediately preceding the release.

Net Cash Flow:                      $16,946,108
                                    Adjusted as of 7/31/96

Debt Service Coverage Ratio:        1.76X

Appraised Value:                    $179,000,000

Loan to Value:                      55%

Loan Per Square Foot:               $79.56

Cross-Collateralization/Default:    Fully Crossed


The Borrower:

o The borrower is a special purpose, bankruptcy remote entity controlled by Horizon Group, Inc., a publicly traded REIT ("HGI").
o HGI is engaged primarily in the ownership, development, construction, acquisition, leasing, marketing and management of factory outlet centers throughout the U.S.
o    As of 9/96, HGI had a total market cap. of $945.6 mm.
o    HGI owned and operated 35 factory outlet centers  containing  approximately
     8.5 mm SF, as of 3/96.

The Properties:

o     The collateral consists of 5 factory outlet centers located in 3 states.





                                     Square    Occ    1995   1994
Property        Location              Feet     9/96   Occ    Occ
-----------------------------------------------------------------
Lake Elsinore  Lake Elsinore, CA     368,785    91%    90%    96%
-----------------------------------------------------------------
Southwest      Hillsboro, TX         359,455    95%    97%    99%
-----------------------------------------------------------------
Chesapeake     Queenstown, MD        219,307    100%   97%    97%
-----------------------------------------------------------------
Tracy          Tracy, CA             153,000    98%    92%    92%
-----------------------------------------------------------------
Pismo Beach    Pismo Beach, CA       147,560    96%    92%    55%
-----------------------------------------------------------------
    Total:                         1,248,107    96%    94%    92%
-----------------------------------------------------------------


                Year    Allocated      Appraised        Sales   Occ
Property        Built    Loan Amt        Value           PSF    Cost
--------------------------------------------------------------------
Lake Elsinore   91-96   $ 29,475,533   $ 58,300,000    $ 232    10%
--------------------------------------------------------------------
Southwest       89-95   $ 28,476,363   $ 46,500,000    $ 220     8%
--------------------------------------------------------------------
Chesapeake      89-93   $ 17,385,569   $ 30,000,000    $ 269     6%
--------------------------------------------------------------------
Tracy            1994   $ 12,089,965   $ 21,400,000    $ 174    11%
--------------------------------------------------------------------
Pismo Beach      1994   $ 11,790,213   $ 22,800,000    $ 190    12%
--------------------------------------------------------------------
    Total:              $ 99,217,643   $179,000,000
--------------------------------------------------------------------

                U/W Net     TTM NOI as
Property       Cash Flow     of 7/96      1995 NOI    1994 NOI
-----------------------------------------------------------------
Lk Elsinore     $5,527,553   $5,766,338   $5,401,648  $5,047,250
-----------------------------------------------------------------
Southwest       $4,564,527   $4,794,879   $3,806,803  $2,868,991
-----------------------------------------------------------------
Chesapeake      $2,797,614   $3,149,524   $3,214,676  $3,070,607
-----------------------------------------------------------------
Tracy           $1,879,427   $2,257,289   $2,370,544  $  421,369
-----------------------------------------------------------------
Pismo Bch       $2,176,987    2,231,629   $1,763,734  $   73,518
-----------------------------------------------------------------
   Total:       $16,946,108  18,199,659   16,557,405  11,481,735
-----------------------------------------------------------------

Management:

o The properties are managed by Horizon/Glen Outlet Centers LP, the sole limited partner of the borrower.

Up Front Reserves:                  $61,000

On-Going Cap. Ex. Reserve:          $0.50 psf

Collection Account:                 Hard Lock Box

Removal of Manager:

o    Event of a default
o    DCSR drops below 1.15X
o If a tenant is moved from a collateral center to an adjacent center owned by an affiliate of the borrower

--------------------------------------------------------------------------------
   [LOGO] NOMURA              Prospective investors are advised to carefully
  12/3/96 DIRECT.DOC          read, and should rely solely on, the final
      BF by JFS   S-24        prospectus and prospectus supplement (the "Final
         RP       S-8         Prospectus") relating to the securities referred
                              to herein in making their investment decision.
                              This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structure and collateral information contained herein is preliminary and it is anticipated that such information will change.
                              Any information contained herein will be more fully described in, and will be fully superseded by, the description of the collateral and structure in the prospectus supplement and Final
                              Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Nomura Securities International, Inc. ("Nomura") believes to be reliable, Nomura makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value, the actual rate or timing of principal payments or prepayments on the underlying assets or the performance characteristics of the securities. Nomura and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, Nomura may act as an underwriter of such securities, and Nomura and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN
                              SHOULD BE CONSIDERED AN OFFER TO SELL OR
                              SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
                              All appraised values were obtained from appraisals conducted within the past year.

--------------------------------------------------------------------------------

====================================================================================================================================
NOMURA SECURITIES INTERNATIONAL, INC. (212) 667-1545                                           Commercial Mortgage-Backed Securities
====================================================================================================================================
                                              MegaDealSM VI - $896,300,000                              All information as of
                                                  Collateral Term Sheet                                12/02/96 12:21 PM unless
                                                                                                          otherwise noted.
------------------------------------------------------------------------------------------------------------------------------------



Reporting Requirements:

o    Certified monthly and quarterly property operating statements

o    Annual audited financial statements

Lease Expiration Analysis:
================================================================================
 Year           # of      Occupied    % of Occ     Annualized         % of
               Leases        SF          SF         Base Rent         ABR
--------------------------------------------------------------------------------
1996             11         35,480       3.2%         $613,095        3.7%
1997             34        101,355       8.1%       $1,723,385        9.2%
1998             35        109,694       8.8%       $1,873,774       10.0%
1999             69        201,255      16.7%       $3,519,722       19.4%
2000             73        232,271      18.6%       $3,911,878       20.9%
2001             49        221,273      18.1%       $3,297,369       17.9%
2002             14         66,845       5.4%         $978,710        5.2%
2003              9         60,272       4.8%         $760,115        4.1%
2004              6         29,032       2.3%         $413,498        2.2%
2005              5         53,200       4.3%         $565,280        3.0%
2006              5         47,500       3.8%         $593,500        3.2%
2009              1         12,000       1.0%         $120,000        0.6%
2010              1         15,000       1.2%         $120,000        0.6%
vacant           18         62,930       5.0%            --            --
--------------------------------------------------------------------------------
Total/WA        330      1,248,107       100%      $18,490,316        100%
================================================================================



--------------------------------------------------------------------------------
   [LOGO] NOMURA              Prospective investors are advised to carefully
  12/3/96 DIRECT.DOC          read, and should rely solely on, the final
      BF by JFS   S-24        prospectus and prospectus supplement (the "Final
         RP       S-8         Prospectus") relating to the securities referred
                              to herein in making their investment decision.
                              This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structure and collateral information contained herein is preliminary and it is anticipated that such information will change.
                              Any information contained herein will be more fully described in, and will be fully superseded by, the description of the collateral and structure in the prospectus supplement and Final
                              Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Nomura Securities International, Inc. ("Nomura") believes to be reliable, Nomura makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value, the actual rate or timing of principal payments or prepayments on the underlying assets or the performance characteristics of the securities. Nomura and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, Nomura may act as an underwriter of such securities, and Nomura and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN
                              SHOULD BE CONSIDERED AN OFFER TO SELL OR
                              SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
                              All appraised values were obtained from appraisals conducted within the past year.

--------------------------------------------------------------------------------

====================================================================================================================================
NOMURA SECURITIES INTERNATIONAL, INC. (212) 667-1545                                           Commercial Mortgage-Backed Securities
====================================================================================================================================
                                              MegaDealSM VI - $896,300,000                              All information as of
                                                  Collateral Term Sheet                                12/02/96 11:48 AM unless
                                                                                                          otherwise noted.
------------------------------------------------------------------------------------------------------------------------------------


================================================================================
                                  Palmer Square
================================================================================
Principal Amount:                  $36,000,000

Origination Date:                  November 22, 1996

Interest Rate:                     8.09%

Amortization:                      300 months

Effective Maturity:                132 months

Call Protection:                   Locked out until 3 mos. prior to Effective
                                   Maturity Date

Release of Collateral:

o Defeasance of 125% of the allocated loan balance if 10% or more of the principal balance defeased; 135% if 5-10% defeased and 150% if less than 5% defeased

o    DSCR greater than 1.80X and the DSCR immediately preceding the release.

Net Cash Flow:                     $6,862,075
                                   Adjusted as of 5/96

Debt Service Coverage Ratio:       2.04X

Appraised Value:                   $70,800,000

Loan to Value:                     51%

Cross-Collateralization/Default:   Fully Crossed

The Borrower:

o The borrower is comprised of three special purpose limited partnerships substantially controlled by Ed Aboodi.

The Collateral:

o The collateral consists of a 7 building complex comprised of a hotel, an office building, a retail center and parking facilities located in Princeton, NJ.

o The retail comprises 38% of Net Cash Flow, the office comprises 19%, the hotel comprises 31% and parking comprises 12%.

Retail Component:

o The property contains 102,485 SF of in-line retail space with tenants including Ann Taylor, The Gap, JB Winberies, Talbots, Banana Republic and Nine West. The valuation of the retail component is $32,100,000.


o 1995 Sales were $32,347,758 with Sales psf of $466. 1994 Sales were $32,161,894 with Sales psf of $464.

--------------------------------------------------------------------------------
                U/W           TTM 5/96           1995           1994
--------------------------------------------------------------------------------
NOI          2,613,278        2,507,807       2,318,317       2,326,259
--------------------------------------------------------------------------------
Occ             93%              93%             94%             97%
--------------------------------------------------------------------------------

Office Component:

o The property contains 130,502 SF of office space that generates $24.10 rent psf.

o    The valuation of the office component is $19,800,000.

--------------------------------------------------------------------------------
                U/W           TTM 5/96           1995           1994
--------------------------------------------------------------------------------
NOI          1,313,375        1,897,549       1,786,108       1,611,120
--------------------------------------------------------------------------------
Occ             89%              97%             97%             90%
--------------------------------------------------------------------------------

Hotel Component:

o    The property contains 216 hotel rooms.

o    The valuation of the hotel component is $18,900,000.

--------------------------------------------------------------------------------
                U/W            TTM              1995            1994
                               8/96
--------------------------------------------------------------------------------
NOI          2,126,667       2,862,898       2,552,344        2,337,652
--------------------------------------------------------------------------------
Occ             66%             67%             66%              66%
--------------------------------------------------------------------------------
ADR           $122.25         $122.25         $117.72          $109.35
--------------------------------------------------------------------------------

Parking Component:

o    The property contains 994 parking spaces.

o The valuation of the parking is included in the appraised values of the retail and office components.

--------------------------------------------------------------------------------
                U/W           TTM 9/96            1995           1994
--------------------------------------------------------------------------------
NOI           808,754          853,302          736,157         673,467
--------------------------------------------------------------------------------

Management:

o    The property manager is an affiliate of the borrower.

Up Front Reserves:                 $115,000

On-Going Cap. Ex. Reserve:         $0.25 psf for retail
                                   $0.50 psf for office
                                   4% of hotel revenues

Collection Account:                Hard Lock box

Removal of Manager:

o    Event of a default

o    DCSR drops below 1.15X.

Reporting Requirements:

o    Certified monthly and quarterly property operating statements

o    Annual audited financial statements



--------------------------------------------------------------------------------
   [LOGO] NOMURA              Prospective investors are advised to carefully
  12/3/96 DIRECT.DOC          read, and should rely solely on, the final
      BF by JFS   S-24        prospectus and prospectus supplement (the "Final
         RP       S-8         Prospectus") relating to the securities referred
                              to herein in making their investment decision.
                              This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structure and collateral information contained herein is preliminary and it is anticipated that such information will change.
                              Any information contained herein will be more fully described in, and will be fully superseded by, the description of the collateral and structure in the prospectus supplement and Final
                              Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Nomura Securities International, Inc. ("Nomura") believes to be reliable, Nomura makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value, the actual rate or timing of principal payments or prepayments on the underlying assets or the performance characteristics of the securities. Nomura and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, Nomura may act as an underwriter of such securities, and Nomura and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN
                              SHOULD BE CONSIDERED AN OFFER TO SELL OR
                              SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
                              All appraised values were obtained from appraisals conducted within the past year.

--------------------------------------------------------------------------------

====================================================================================================================================
NOMURA SECURITIES INTERNATIONAL, INC. (212) 667-1545                                           Commercial Mortgage-Backed Securities
====================================================================================================================================
                                              MegaDealSM VI - $896,300,000                              All information as of
                                                  Collateral Term Sheet                                12/02/96 11:48 AM unless
                                                                                                          otherwise noted.
------------------------------------------------------------------------------------------------------------------------------------



================================================================================
                                    Marriott
================================================================================
Principal Amount:                  $266,000,000

Origination Date:                  September 23, 1996

Interest Rate:                     8.22%

Amortization:                      12 Mos. IO then
                                   240 Mos. Amort Schedule

Effective Maturity:                132 Months

Call Protection:                   Locked out for Eff. Term

Release of Collateral:

o Defeasance of 125% of the allocated loan balance except that with respect to a sale of Santa Clara the excess over the allocated loan balance will not exceed the sale proceeds.

o DSCR must be greater than the initial DSCR and the DSCR immediately preceding the release.

Net Cash Flow:                     $55,876,956
                                   Adjusted as of 9/6/96

Debt Service Coverage Ratio:       2.06X

Appraised Value:                   $540,400,000

Loan to Value:                     49%

Loan Per Room:                     $77,983

The Borrower:

o The borrowers are two special purpose limited partnerships substantially controlled by Host Marriott.

o Host Marriott owns 45 "Marriott" hotels, 54 "Courtyard" hotels, 18 "Residence Inns" and 4 "Fairfield Inns". They are also the general partner in over 265 other hotels.

o Marriott Hotel Properties II LP ("MHPII") is the borrower of $222,500,000 and Santa Clara Marriott Hotel LP ("Santa Clara LP") is the borrower of $43,500,000.

o Santa Clara LP owns the Santa Clara hotel and MHPII owns the other three hotels.


Cross-Collateralization/Default:

Both loans are fully cross-defaulted. The Santa Clara LP loan is fully cross collateralized by the liens on all four properties. The MHPII loan is secured by liens on the three hotels owned by MHPII and by a pledge of MHP II's 50% interest in Santa Clara LP.

The Properties:
                                                                      Allocated
Property                    State          Rooms    Year Built       Loan Amount
--------------------------------------------------------------------------------
Marriott A                   LA            1,290      1972/78       $106,000,000
--------------------------------------------------------------------------------
Marriott B                   TX              999       1988         $102,000,000
--------------------------------------------------------------------------------
Marriott C                   CA              754     1976/78/91      $43,500,000
--------------------------------------------------------------------------------
Marriott D                   CA              368       1989          $14,500,000
--------------------------------------------------------------------------------
          Totals:                          3,411                    $266,000,000
--------------------------------------------------------------------------------


            Occ.   Occ.    Occ.    U/W      ADR       ADR       ADR      U/W
Prop.       1994   1995    1996    Occ.    1994      1995      1996      ADR
--------------------------------------------------------------------------------
A            79%    78%     77%    77%    117.38    120.30    125.08   125.08
--------------------------------------------------------------------------------
B            81%    85%     85%    82%    123.44    127.66    131.21   131.21
--------------------------------------------------------------------------------
C            77%    79%     81%    78%     92.08    103.63    113.48   113.48
--------------------------------------------------------------------------------
D            72%    82%     84%    80%     89.99     89.03     94.47    94.47
--------------------------------------------------------------------------------
  Totl:      78%    81%     81%    79%    110.61    115.40    121.00   121.01
--------------------------------------------------------------------------------


                                                      TTM NOI as       UW Cash
 Property              1994 NOI        1995 NOI        of 9/96          flow
--------------------------------------------------------------------------------
Marriott A            20,633,387      21,320,119      25,521,722     $22,222,690
--------------------------------------------------------------------------------
Marriott B            17,380,857      20,668,037      23,245,748     $18,892,229
--------------------------------------------------------------------------------
Marriott C             8,695,048      10,806,662      13,903,767     $11,415,114
--------------------------------------------------------------------------------
Marriott D             2,880,384       3,174,765       4,554,755      $3,346,924
--------------------------------------------------------------------------------
                      49,589,676      55,969,583      67,225,992     $55,876,956
--------------------------------------------------------------------------------

Management:

o The hotels are managed by Marriott Hotel Services, Inc., a subsidiary of Marriott International.

--------------------------------------------------------------------------------
   [LOGO] NOMURA              Prospective investors are advised to carefully
  12/3/96 DIRECT.DOC          read, and should rely solely on, the final
      BF by JFS   S-24        prospectus and prospectus supplement (the "Final
         RP       S-8         Prospectus") relating to the securities referred
                              to herein in making their investment decision.
                              This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structure and collateral information contained herein is preliminary and it is anticipated that such information will change.
                              Any information contained herein will be more fully described in, and will be fully superseded by, the description of the collateral and structure in the prospectus supplement and Final
                              Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Nomura Securities International, Inc. ("Nomura") believes to be reliable, Nomura makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value, the actual rate or timing of principal payments or prepayments on the underlying assets or the performance characteristics of the securities. Nomura and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, Nomura may act as an underwriter of such securities, and Nomura and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN
                              SHOULD BE CONSIDERED AN OFFER TO SELL OR
                              SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
                              All appraised values were obtained from appraisals conducted within the past year.

--------------------------------------------------------------------------------

====================================================================================================================================
NOMURA SECURITIES INTERNATIONAL, INC. (212) 667-1545                                           Commercial Mortgage-Backed Securities
====================================================================================================================================
                                              MegaDealSM VI - $896,300,000                              All information as of
                                                  Collateral Term Sheet                                12/02/96 11:48 AM unless
                                                                                                          otherwise noted.
------------------------------------------------------------------------------------------------------------------------------------




Up Front Reserves:                 $7,037,500
$1,003,775 in deferred maintenance and environmental reserves was funded at closing. The remaining funds are to be used for ongoing capital expenditures, replacement reserves and for renovations on the New Orleans property.

On-Going Cap. Ex. Reserve:         5% of annual revenues
The San Antonio and San Ramon hotels require 4% of annual reserves for the next two years and 5% thereafter.

Collection Account:                Two month Debt Service
reserve required as long as Marriott rating remains "A". If rating drops to "A-", three month Debt Service reserve required. If rating drops to "BBB", hard lockbox put in place.

Reporting Requirements:
o  Certified quarterly operating statements
o  Annual audited financial statements


--------------------------------------------------------------------------------
   [LOGO] NOMURA              Prospective investors are advised to carefully
  12/3/96 DIRECT.DOC          read, and should rely solely on, the final
      BF by JFS    S-24       prospectus and prospectus supplement (the "Final
         RP        S-8        Prospectus") relating to the securities referred
                              to herein in making their investment decision.
                              This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structure and collateral information contained herein is preliminary and it is anticipated that such information will change.
                              Any information contained herein will be more fully described in, and will be fully superseded by, the description of the collateral and structure in the prospectus supplement and Final
                              Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Nomura Securities International, Inc. ("Nomura") believes to be reliable, Nomura makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value, the actual rate or timing of principal payments or prepayments on the underlying assets or the performance characteristics of the securities. Nomura and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, Nomura may act as an underwriter of such securities, and Nomura and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN
                              SHOULD BE CONSIDERED AN OFFER TO SELL OR
                              SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
                              All appraised values were obtained from appraisals conducted within the past year.

--------------------------------------------------------------------------------

====================================================================================================================================
NOMURA SECURITIES INTERNATIONAL, INC. (212) 667-1545                                           Commercial Mortgage-Backed Securities
====================================================================================================================================
                                              MegaDealSM VI - $896,300,000                              All information as of
                                                  Collateral Term Sheet                                12/02/96 11:48 AM unless
                                                                                                          otherwise noted.
------------------------------------------------------------------------------------------------------------------------------------


                                 Columbia Sussex
                                 ---------------

                         Original              Current
                         --------              -------
Principal Balance:      $136,000,000         $135,230,640

Origination Date:                August 8, 1996

Interest Rate:                   8.87%

Amortization:                    240 months

Effective Maturity:              180 months

Call Protection:                 Locked out for Eff. Term

Release of Collateral:

o  Defeasance of 125% of the allocated loan balance
o DSCR greater than the initial DSCR and the DSCR immediately preceding the release.

Net Cash Flow:                   $24,808,887
                                 Adjusted as of 8/96

Debt Service Coverage Ratio:     1.71X

Appraised Value:                 $239,000,000

Loan to Value:                   57%

Cross-Collateralization/Default: Fully Crossed


The Borrower:
The borrower, Grandview Hotel Limited Partnership, is a bankruptcy remote, special purpose limited partnership substantially controlled by Columbia Sussex Corporation.

The Collateral:
o  The collateral consists 12 full service hotels containing
   3,588 rooms geographically diversified in 8 states.

o  The franchises are strong national franchises including
   Marriott , Radisson , Holiday Inn and Best Western.

Management:
o Columbia Sussex Corp., an experienced hotel operator founded in 1972. As of 9/96, the manager and its affiliates own and operate 43 hotels containing over 10,800 rooms.

o William Yung is the President, CEO and sole voting shareholder of the manager.

Up Front Reserves:               $8,000,000

On-Going Cap. Ex. Reserve:       4% of total revenues

Collection Account:              Hard Lockbox

Removal of Manager:
o  Event of a default
o  DCSR drops below 1.10X
o  Management fee suspended if DSCR drops below 1.40X

Reporting Requirements:
o  Certified monthly property operating statements
o  Annual audited financial statements



                                                               Allocated Loan      Year Built/  Appraised
         Property                          Location               Amounts          Renovated      Value         Rooms
         ---------                         --------               -------          ---------    ----------      -----
Holiday Inn Springfield               Springfield, Ohio           3,181,897         1973/85      5,400,000       150
Holiday Inn Southfield (Detroit)      Southfield, Michigan       11,295,736         1965/83     22,000,000       417
Holiday Inn Louisville South Airport  Louisville, Kentucky       11,454,831         1960/85     16,600,000       405
Holiday Inn Glen Ellyn                Glen Ellyn, Illinois        1,590,949         1967/86      3,700,000       121
Holiday Inn Itasca                    Itasca, Illinois            5,091,036         1968/86      8,800,000       161
Best Western Eastgate                 Kissimmee, Florida          9,068,408           1982      12,400,000       403
Radisson Hotel Central Birmingham     Birmingham, Alabama         6,125,153           1972      11,000,000       298
Radisson Lake Buena Vista             Vista Center, Florida       7,238,817           1989      14,600,000       200
Radisson Hotel Orlando Airport        Orlando, Florida           15,432,202           1990      30,300,000       347
Radisson Hotel Cincinnati Airport     Boone County, Kentucky     11,852,568         1960/86     19,300,000       214
Sheraton Hotel Newark Airport         Newark, New Jersey         25,693,822           1989      42,600,000       501
Melville Marriott                     Melville, New York         27,205,223           1990      52,300,000       371
                                                               ------------         -------   ------------     -----
                                                               $135,230,640                   $239,000,000     3,588


--------------------------------------------------------------------------------
   [LOGO] NOMURA              Prospective investors are advised to carefully
  12/3/96 DIRECT.DOC          read, and should rely solely on, the final
      BF by JFS   S-24        prospectus and prospectus supplement (the "Final
         RP       S-8         Prospectus") relating to the securities referred
                              to herein in making their investment decision.
                              This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structure and collateral information contained herein is preliminary and it is anticipated that such information will change.
                              Any information contained herein will be more fully described in, and will be fully superseded by, the description of the collateral and structure in the prospectus supplement and Final
                              Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Nomura Securities International, Inc. ("Nomura") believes to be reliable, Nomura makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value, the actual rate or timing of principal payments or prepayments on the underlying assets or the performance characteristics of the securities. Nomura and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, Nomura may act as an underwriter of such securities, and Nomura and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN
                              SHOULD BE CONSIDERED AN OFFER TO SELL OR
                              SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
                              All appraised values were obtained from appraisals conducted within the past year.

--------------------------------------------------------------------------------

====================================================================================================================================
NOMURA SECURITIES INTERNATIONAL, INC. (212) 667-1545                                           Commercial Mortgage-Backed Securities
====================================================================================================================================
                                              MegaDealSM VI - $896,300,000                              All information as of
                                                  Collateral Term Sheet                                12/02/96 11:48 AM unless
                                                                                                          otherwise noted.
------------------------------------------------------------------------------------------------------------------------------------


                                       ------------------------------------------------------------------------
                                                                     Net Cash Flow
                                       ------------------------------------------------------------------------
              Property                      U/W             TTM (8/96)             1995                1994
              --------                      ---             ----------             ----                ----

Holiday Inn Springfield                $   600,371         $   891,994         $ 1,003,059         $ 1,021,383
Holiday Inn Southfield (Detroit)         1,796,110           2,295,303           2,210,815           1,669,576
Holiday Inn Louisville South Airport     2,140,369           2,714,086           2,718,739           2,908,147
Holiday Inn Glen Ellyn                     267,642             441,891             536,543             453,883
Holiday Inn Itasca                         889,110           1,179,821           1,091,127             908,756
Best Western Eastgate                    1,753,706           2,226,389           1,825,369           1,269,130
Radisson Hotel Central Birmingham        1,283,036           1,702,904           1,458,414           1,101,662
Radisson Lake Buena Vista                1,467,580           1,826,273           1,420,576           1,164,584
Radisson Hotel Orlando Airport           3,013,682           3,677,240           3,011,928           2,273,808
Radisson Hotel Cincinnati Airport        2,172,494           2,628,730           2,234,811           2,133,954
Sheraton Hotel Newark Airport            4,404,544           6,355,777           5,752,281           5,673,882
Melville Marriott                        5,020,244           6,652,104           6,187,173           4,649,783
                                       -----------         -----------         -----------         -----------
                                       $24,808,887         $32,592,512         $29,450,835         $25,228,548


                                                       Occupancy                                   ADR
                                                       ---------                                   ---

              Property                                TTM                                   TTM
              --------                     U/W       (8/96)  1995    1994      U/W        (8/96)       1995        1994
                                           ---       ------  ----    ----      ---        ------       ----        ----
Holiday Inn Springfield                    53%        57%     64%     71%     $ 61.66     $ 61.66     $ 57.81     $ 54.15
Holiday Inn Southfield (Detroit)           44%        44%     48%     42%     $ 65.75     $ 65.75     $ 61.06     $ 57.53
Holiday Inn Louisville South Airport       58%        58%     55%     61%     $ 60.75     $ 60.75     $ 59.25     $ 55.69
Holiday Inn Glen Ellyn                     56%        57%     56%     56%     $ 58.15     $ 58.15     $ 53.62     $ 46.21
Holiday Inn Itasca                         58%        58%     58%     55%     $ 66.99     $ 66.99     $ 61.97     $ 58.24
Best Western Eastgate                      70%        71%     70%     54%     $ 41.04     $ 41.04     $ 37.18     $ 38.99
Radisson Hotel Central Birmingham          61%        61%     57%     49%     $ 56.67     $ 56.67     $ 55.06     $ 51.50
Radisson Lake Buena Vista                  75%        75%     74%     65%     $ 70.19     $ 70.19     $ 61.12     $ 62.83
Radisson Hotel Orlando Airport             80%        80%     75%     67%     $ 58.13     $ 58.13     $ 53.03     $ 51.16
Radisson Hotel Cincinnati Airport          73%        73%     66%     70%     $ 66.40     $ 66.40     $ 66.21     $ 62.28
Sheraton Hotel Newark Airport              75%        83%     70%     77%     $ 69.26     $ 69.26     $ 72.44     $ 65.91
Melville Marriott                          72%        72%     70%     62%     $107.60     $107.60     $102.08     $ 92.62
                    Weighted Average:      66%        67%     64%     61%     $ 65.65     $ 65.65     $ 62.69     $ 59.01


--------------------------------------------------------------------------------
   [LOGO] NOMURA              Prospective investors are advised to carefully
  12/3/96 DIRECT.DOC          read, and should rely solely on, the final
      BF by JFS   S-24        prospectus and prospectus supplement (the "Final
         RP       S-8         Prospectus") relating to the securities referred
                              to herein in making their investment decision.
                              This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structure and collateral information contained herein is preliminary and it is anticipated that such information will change.
                              Any information contained herein will be more fully described in, and will be fully superseded by, the description of the collateral and structure in the prospectus supplement and Final
                              Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Nomura Securities International, Inc. ("Nomura") believes to be reliable, Nomura makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value, the actual rate or timing of principal payments or prepayments on the underlying assets or the performance characteristics of the securities. Nomura and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, Nomura may act as an underwriter of such securities, and Nomura and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN
                              SHOULD BE CONSIDERED AN OFFER TO SELL OR
                              SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
                              All appraised values were obtained from appraisals conducted within the past year.

--------------------------------------------------------------------------------